UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________________________________________ SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) __________________________________________ Filed by the Registrant  Filed by a party other than the Registrant  Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 Groupon, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>June 09, 2020. Meeting Information GROUPON, INC. Meeting Type: Annual<mtgtype> Meeting For holders as of: April<recdate> 22, 2020 Date:June 09, 2020 Time: 10:00<mtgtime> AM CST Location: Winston & Strawn LLP 35 West Wacker Drive Chicago, Illinois 60601 or by means of remote communication, in which case we will announce such decision and how to participate You are receiving this communication because you hold GROUPON, INC 600 WEST CHICAGO AVENUE shares in the above named company. SUITE 400 CHICAGO, IL 60654 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000465558_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting 2. Proxy Statement 3. Annual Report on Form 10- K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. 0000465558_2 R1.0.1.18  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the election of the director nominees in Proposal 1. 1. To elect nine directors from the nominees named in the proxy statement. Nominees 01) Michael Angelakis 02) Peter Barris 03) Robert Bass 04) Eric Lefkofsky 05) Theodore Leonsis 06) Valerie Mosley 07) Helen Vaid 08) Deborah Wahl 09) Ann Ziegler The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. 2. To approve amendments to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock and a corresponding reduction in the number of authorized shares of our common stock. 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020. 4. To conduct an advisory vote to approve our named executive officer compensation. NOTE: To transact other business that may properly come before the Annual Meeting. 0000465558_3 R1.0.1.18